UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2006

Date of Report (Date of earliest event reported)

WHOLE LIVING, INC.

(Exact name of small business issuer as specified in its charter)

Nevada (State of incorporation)	000-26973 (Commission File No.)	87-0621709 (I.R.S. Employer Identification No.)
972 North 1430 West, Orem, Utah (Address of principal executive offices)		84057 (Zip code)

Registrant's telephone number, including area code:  (801) 655-5500

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 (17 CFR 240.13e-4(c))

References in this quarterly report to “Whole Living” “we,” “us,” and “our” refer to Whole Living, Inc.  and its subsidiary.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand future prospects and make informed investment decisions.  This report contains these types of statements.  Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future operating results or financial performance identify forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Section 1 - Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

Whole Living, Inc. executed an Agreement and Plan of Share Exchange, dated December 14, 2006, with ForeverGreen International, LLC and the exchange agreement will be declared effective no later than December 31, 2006.  Under the exchange agreement we will issue 4,240,549 shares of Whole Living common stock in exchange for a 77% interest in ForeverGreen International, LLC (“ForeverGreen”).  This exchange results in Whole Living owning 100% of ForeverGreen and ForeverGreen will become a wholly-owned subsidiary of Whole Living.

In January 2006 Whole Living acquired a 23% interest in ForeverGreen.  ForeverGreen’s management team joined Whole Living’s management team and we consolidated the product line of Brain Garden, Inc., our wholly-owned subsidiary, with the product line of ForeverGreen.  We also integrated our distributors into the ForeverGreen business model.  Since the business of Whole Living and ForeverGreen are identical, management believes that the acquisition of the remaining interest in ForeverGreen completes the integration of the two companies and management anticipates that the acquisition will improve the financial condition of Whole Living.

The basic terms of the agreement are as follows:

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Whole Living will acquire the remaining 77% interest in ForeverGreen by exchanging  4,240,549 restricted shares of our common stock for each ForeverGreen member’s interest on a pro rata basis.

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Whole Living will acquire 100% of ForeverGreen’s outstanding preferred member interests through the exchange of 1,000,000 restricted shares of Whole Living common stock on a pro rata basis to the ForeverGreen members holding those rights.

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The transaction is expected to qualify as a tax free transaction pursuant to the provisions of §368(b) of the Internal Revenue Code of 1986 and for accounting purposes will be treated as a capital transaction similar to a reverse acquisition.

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ForeverGreen agreed to provide within thirty days of the execution of the agreement audited financial statements for the years ended December 31, 2005 and 2004 and unaudited financial statements through September 30, 2006.

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Whole Living agreed to file a certificate of amendment to our articles of incorporation to change the corporation’s name to “ForeverGreen Worldwide Corporation” and to establish a preferred class of stock with 10,000,000 shares authorized.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The acquisition of ForeverGreen will be completed no later than December 31, 2006.  Whole Living intends to issue an aggregate of 4,240,549 common shares in exchange for the member interests of ForeverGreen and 1,000,000 common shares for the preferred member interests of ForeverGreen.  The Whole Living shares were valued at $1.65 per share based on the trading prices of our common stock prior to the closing of the exchange agreement.  The member interests of ForeverGreen were valued at $8,646,906 based upon ForeverGreen’s revenues and growth.

Section 3 - Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

Under the exchange agreement, Whole Living issued 4,240,549 shares of common stock to six members of ForeverGreen on a pro rata basis and 1,000,000 shares of common stock to two preferred interest holders of ForeverGreen on a pro rata basis.  The aggregate 5,240,549 shares of Whole Living were valued at approximately $8,646,906.  We relied on an exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Item 3.03 Material Modification of Rights of Security Holders.

Whole Living filed a certificate of amendment to our articles of incorporation on December 14, 2006 that established a class of preferred stock with 10,000,000 shares authorized.  The purpose of the preferred class is to grant preferential rights to certain persons for adequate consideration.  Our board of directors may, from time to time, file certificates of designation of rights and preferences for a series or class of preferred stock.  The certificate of designation will establish the voting powers, designations, preferences, limitations, restrictions, conversion features and relative rights of the series or class.  The preferred stock may be issued for consideration as determined by the board of directors without any action from the stockholders.

The creation of a preferred class of stock does not have an immediate effect on stockholders of our common stock.  Each stockholder retains the same proportionate interest in Whole Living as he/she/it held prior to the establishment of the preferred stock.  However, when preferred stock is issued in the future, the preferential rights of the preferred stock must be satisfied before the holders of common stock are entitled to receive dividends or to participate pro rata in any distribution of assets available for distribution upon a liquidation of Whole Living.

Under certain circumstances any issuance of preferred stock may have the effect of delaying or preventing a change in control of the company by increasing the number of outstanding shares entitled to vote on the matter and by increasing the number of votes required to approve a change in control.  Shares of preferred stock could be issued that render more difficult or discourage an attempt to obtain control of the company by means of a tender offer, proxy contest, merger or otherwise.  The ability of the board of directors to issue additional shares of preferred stock could discourage an attempt by a party to acquire control.  Such issuances could deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price of the common stock in a tender offer.

Section 5 - Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

As a result of the exchange, the members of ForeverGreen will acquire 5,240,549 shares of Whole Living common stock, representing 44% of the estimated outstanding stock upon completion of the exchange.  Also, it is anticipaed that ForeverGreen members, Ronald Williams and George H. Brimhall will own more than 10% of Whole Living’s issued and outstanding common stock after the exchange.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2006 we filed a certificate of amendment to our articles of incorporation changing the name of the corporation to “ForeverGreen Worldwide Corporation” and establishing a class of preferred stock with 10,000,000 authorized.  Management believes this name change better reflects the combined businesses of the companies.  The name change will require our trading symbol on the OTC Bulletin Board to change, which we anticipate will occur on or about December 29, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Financial statements of businesses acquired.

Financial statements for ForeverGreen that are required by this item will be filed no later than 71 calendar days after December 20, 2006.

Pro forma financial information.

Pro forma financial information for the acquisition of ForeverGreen that are required by this item will be filed no later than 71 calendar days after December 20, 2006.  However, we have included pro forma based upon unaudited financial information that management believes represents the impact of the acquisition through September 30, 2006.

Exhibits.

No.

Description

2.1

Agreement of Share Exchange between Whole Living and ForeverGreen International, LLC, dated December 14, 2006

3.1

Articles of incorporation, as revised

3.2

Bylaws, as revised

99.1

Pro forma as of September 30, 2006

99.2

Pro forma as of December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE LIVING, INC.

Date: December 18, 2006

By:     /s/ Ronald Williams

Ronald Williams, President

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